UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 3, 2024

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware	000-26099	94-3327828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West Pine Street, Lodi, California	95240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (209) 367-2300

Former name or former address, if changed since last report
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on September 9, 2024, Deborah Skinner, Executive Vice President and Chief Administrative Officer of Farmers & Merchants Bancorp (the “Company”) announced her intention to retire effective December 31, 2024. As an update to that announcement, the Company announced today that Troy D. Harper, age 57 will join the Company as its Executive Vice President and Chief Administrative Officer, effective December 9, 2024. Mr. Harper will succeed Ms. Skinner, who has served as Chief Administrative Officer of the Company over the past 24 years.

Mr. Harper brings over 30 years of operational expertise in financial services to the Company, including more than 20 years in commercial and retail banking. Prior to joining the Company, he was Executive Vice President, Chief Information & Operations Officer, for HomeStreet Bank, where he led deposit, loan, and treasury management operations, IT, corporate real estate, and security. His career experience includes additional banking and operational roles at the FDIC, Pierce Commercial Bank, CGI Group, and Deloitte Consulting. He received a B.S. in finance and accounting management from Northeastern University.

There are no arrangements or understandings between Mr. Harper and any other persons pursuant to which Mr. Harper was named an executive officer of the Company. There are no family relationships between Mr. Harper and any of the Company’s directors or executive officers, and Mr. Harper does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Mr. Harper will work closely with Ms. Skinner through year end, to ensure a seamless transition.

Item 7.01	Regulation FD Disclosure.

On December 3, 2024, the Company issued a press release announcing the appointment of Mr. Harper as Executive Vice President and Chief Administrative Officer of the Company.  A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release, dated December 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

	By	/s/ Bart R. Olson

Bart R. Olson
Executive Vice President & Chief Financial Officer
Date: December 3, 2024